SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report:  September 21, 1998



                              THE MCCLATCHY COMPANY
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-9824                94-066175
-----------------------------   ------------------    -----------------------
(State or Other Jurisdiction       Commission           (I.R.S. Employer
      of Incorporation)            File Number)       Identification Number)


     2100 "Q" STREET, P.O. BOX 15779, SACRAMENTO, CA            95852
   ----------------------------------------------------     ---------------
        (Address of principal executive offices)             (Zip Code)



                                 (916) 321-1846
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)



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Item 8.   CHANGE IN FISCAL YEAR.
          ---------------------

          Effective as of December 1, 1998, The McClatchy Company approved a change in its fiscal year from a calendar year to a 52-53 week fiscal year ending on the Sunday closest to December 31, beginning in 1998.

          Each quarter will consist of a 13-week period ending on a Sunday. In fiscal years consisting of 53 weeks, the final quarter will consist of 14 weeks. For 1998, the quarter end dates will be March 31, June 30, September 30 and December 27, 1998. For 1999, the quarter end dates will be March 28, June 27, September 26 and December 26, 1999. Since this change in fiscal year consists only of a change from the last day of December to a 52-53 week year ending on the Sunday closest to December 31, additional filing of financial information on Form 10-Q for a transition period is not required.


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


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  October 5, 1998

                                       THE McCLATCHY COMPANY



                                       By        /s/ Karole Morgan-Prager
                                         --------------------------------------
                                                 Karole Morgan-Prager
                                            Vice President, General Counsel
                                                and Corporate Secretary



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